Investor Update: COVID-19

Overview & Plan

March 2020


MVB
MVB
MVB

Forward Looking Statements

This Presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of MVB Financial Corp. (the “Company”) and its subsidiaries. When words such as "believes," “expects,” “anticipates,” “may,” or similar expressions occur in this Presentation, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Presentation. Those factors include, but are not limited to: credit risk, changes in market interest rates, competition, economic downturn or recession, and government regulation and supervision. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company's financial statements when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information in this Presentation is subject to change.

Investor Update: COVID-19

I. Our Commitment

II. Our Response to Date

a. Approach and Actions Taken

III. Financial Update

a. Safety and Soundness

b. Positive Attributes to Consider

MVB

Our Commitment

Today for this virus there is no vaccine, no real cure and no immunity in any community. It is very contagious and spreading rapidly across the world with little sign of slowing. Dr. Anthony Fauci says it is "10 times more lethal than the seasonal flu." We are quickly realizing this is not like a winter blizzard with the impact passing in a few days, but more like an entire winter season lasting several months.

We believe the impact on the U.S. and world economy will be substantial, and we will respond accordingly in our role as bankers and leaders. ***We'd rather overreact now, because the potential cost of not doing so is too high and we can never measure what has been prevented.*** It has been said "freedom follows instructions," and we will follow those of the CDC, our regulators and the U.S. Government as they issue guidance.

We continue to be a trusted partner on the financial frontier to our clients and communities. We will live our values of trust; commitment; respect, love and caring; teamwork and being adaptive to help our communities, teammates, clients and shareholders through this challenging time. Because of our strong foundation and lessons learned, Team MVB - like America - will come out on the other side better than before.

- Larry F. Mazza, CEO & President, MVB Financial Corp, March 11, 2020

MVB

Pandemic (Coronavirus) Response

Approach and Actions Taken

Communications Cadence Established

- Crisis Management Team Established: Team comprised of Senior and Function Leaders from across the company (Daily)
  - Monitor recent developments, address new challenges
- Board information sessions (Daily)
- Updates on our plan to the FDIC, West Virginia Division of Financial Institutions, and Investors (As Needed)
- Overall Team Member & Client Communication Plan
  - General updates and preparedness activities
  - Travel, Business continuity, remote work availability, IT capabilities and readiness
  - Response to different scenarios involving workforce
  - Client communications (personal phone calls, social media, website content, email)
- Regular updates with Legal Team regarding Families First Act

Key risk areas identified, with action plans in each area

- **Financial** – overall impact, loan and deposit portfolio, liquidity analysis and monitoring
- **Operations** – business continuity, IT testing, remote work capabilities, Banking Center preparedness, and vendor continuity
- **Team** – communication, resource allocation planning, workforce concerns and considerations
- Reviewed and updated daily on crisis management call

Succession Plan

- Updated Emergency Succession Plan with Board on 3/17/20
- Contingency plans in place for the Senior Leadership Team

Source: Company documents.

Communications & Team Member Metrics

We are meeting multiple times per day, everyday, to assess our workforce to ensure we can continue our commitment to support our clients. Using sophisticated analysis tools, we have a complete picture of our valued Team Members.



Coronavirus Update
Visit www.cdc.gov/coronavirus/ anytime for the most recent information.
Team MVB,
As a Team, it's important that we live our Purpose and Values every day. In trying times, we must all be adaptive. We trust each other to do the
MVB
REMOTE WORK SAFETY AND SECURITY GUIDE
Security around remote work
Consistent with MVB's expectations of information security for employees working at the office, remote workers will be expected to ensure the protection of proprietary company and customer information accessible from their home office or other suitable private workspace. Requested steps include the use of locked file cabinets, desks and workspaces, regular password maintenance, and any other measures appropriate for your job and the environment. If you are required to be in a public place for a portion of your remote work, please ensure that data security and confidentiality is maintained through limited verbal conversations and awareness of screen visibility.



MVB Bank Inc.
To Our Valued Clients:
Our Senior Leadership Team and Pandemic Team continue to monitor the ever-evolving Coronavirus (COVID-19) situation. Maintaining essential banking access for our... See More
Important Notice
MVB
STOP THE SPREAD OF GERMS
KEEP CALM AND WASH YOUR HANDS
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MVB
Coronavirus Questions & Answers
MVB FINANCIAL
UNITED STATES

Pandemic (Coronavirus) Response

Rapid & Open Regulatory Dialogue

Topics of Discussion

- Notification process for service disruptions and interruptions – branch closures, hours changes, etc.
- Business continuity plans, liquidity and stress testing
- Industry-wide mortgage processing situation concerns and issues update
- Encouragement to share thoughts, concerns and questions with us (regulators) on a more frequent and open basis
- Communicate in a way to help support stability

Selected Guidance

- Work with customers affected by COVID-19 in a prudent manner, especially borrowers from industry sectors particularly vulnerable
- Prudent efforts to modify the terms on existing loans for affected customers will not be subject to examiner criticism
- Consider ATM, CD and other fee waivers to make it easier for affected clients to withdraw funds

Cooperative, open, honest, and productive conversations with all parties working collaboratively with a common goal in focus.

Source: Company documents.

Pandemic (Coronavirus) Response

Lending

- Detailed review of Top Industries and Areas of Concentration
- Reconciliation between industry scorecards, annual review, stress test and current portfolio
- Weekly Management Loan Review Committee meeting
- Client follow up and discussions
- Evaluating current and future product offerings
- Assessing clients that may need short term relief
- Immediate outreach to 100% of commercial borrowers to determine their immediate needs
- Offering 90-day payment deferrals, interest-only payments, and working capital facilities to affected businesses
- Evaluating suspension of loan late fees, repossessions, and foreclosures until the end of March, and continue to be re-evaluated thereafter

Evaluating and providing education regarding various ongoing and updated stimulus programs to assist and maximize benefits for our clients and MVB.

Source: Company documents.

Top Industries

Top 3 Industries

- Healthcare
  - 150% of Capital – Policy
  - $185M – 91.77% of Capital
  - Weighted Risk Grade – CRE 3.99, AR 4.05
  - LTV – 68.67%
- Government
  - 100% of Capital – Policy
  - $119M – 59.20% of Capital
  - Weighted Risk Grade – 4.38
- Hotel
  - 30% of Capital – Policy
  - $43M – 21.45% of Capital
  - Weighted Risk Grade – 4.25
  - LTV – 61.36%
  - A Moratorium was put in place in 2017

Top 75% of the following CRE Concentrations (Weighted Averages)

- CRE Office
  - DSCR – 1.66
  - LTV – 65.65%
  - Weighted Risk Grade – 4.17
  - Top 75% Balance – $125M
- CRE Retail
  - DSCR – 1.46
  - LTV – 58.67%
  - Weighted Risk Grade – 3.89
  - Top 75% Balance – $97M
- CRE Multifamily
  - DSCR – 1.33
  - LTV – 58%
  - Weighted Risk Grade – 4.27
  - Top 75% Balance – $55M

Source: Company documents.

Consistent, Top Tier Asset Quality Through Cycles

Non-Performing Loans / Total Loans



3.90%
2.90%
1.90%
0.90%
-0.10%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Regional Peers: 1.10% 2.47% 3.21% 3.43% 3.26% 2.29% 1.68% 1.65% 1.46% 1.17% 1.06% 0.87%
MVBF: 0.54% 0.00% 0.74% 0.88% 0.77% 0.14% 1.16% 0.99% 0.59% 0.88% 0.54% 0.37%
MVBF
Regional Peers

NCOs / Average Loans



1.45%
0.95%
0.45%
-0.05%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Regional Peers: 0.33% 0.66% 1.00% 0.81% 0.76% 0.59% 0.32% 0.19% 0.22% 0.21% 0.11% 0.12%
MVBF: 0.25% 0.18% 0.33% 0.35% 0.42% 0.25% 0.17% 0.07% 0.24% 0.12% 0.13% 0.07%
MVBF
Regional Peers

"Excellent historical asset quality…NPAs are a sterling 34 bps of assets. Non-performers have been below peers for several years with quite impressive performance through the Great Recession."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Piper Sandler Company Note dated March 24, 2020.

MVB

Pandemic (Coronavirus) Response

Deposits

- Quarterly stress testing and liquidity coverage analysis
- Increased liquidity and funding sources in Q1
- Analysis of concentration and industries of concern
- Policies based on tier triggered monitoring
- Loan sales to increase liquidity
- Top 3 Industries of Concentration – Public Funds ($180M), Gaming ($120M), and Title Companies ($50M)
- Increased cash levels at key branches in each market

Source: Company documents.

Liquidity Position

- Series of stress tests on liquidity are performed quarterly by ALM and liquidity consulting firm
- Use of Liquidity Coverage Ratio (LCR) modeling
- MVB has ample liquidity to withstand significant stress
- We stressed our non-core funding ratio for the loss of $100M in core deposits and will remain within policy limits.

($ in thousands)	As of 12/31/2019	% of Assets
Cash and equivalents	$ 40,582	2.09 %
Unencumbered securities	175,046	9.00
Loans held for sale	109,788	5.65
Unutilized borrowing capacity	162,355	8.35
Unutilized brokered capacity	422,125	21.71
Total Liquidity	**$ 909,896**	**46.80 %**
Total Assets	**$ 1,944,114**	

Asset Based Liquidity	Current	60 Day	90 Day	Year 1
Base Case – Moderate Current LCR	280.77%	263.63%	231.77%	316.06%
Current LCR – Severe Scenario	175.30%	112.08%	99.96%	130.83%
HQLA / Total Assets	8.91%	8.86%	8.55%	9.92%

Source: Company documents.

MVB

Pandemic (Coronavirus) Response

Stress Test


Capital Ratios
Budget Stressed for $17M Loan Loss Over 12 Months
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
10.24%
12.47%
13.29%
9.94%
12.05%
12.84%
10.42%
13.94%
14.80%
2018
2019
2020
Pro Forma
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio

- Stressed portfolio for decreases in DSCR, LTV, vacancy rates, cap rates, and interest rates
- Forecasted $17M of charge-offs over 12 months
- Pro forma includes consensus 2020 earnings estimates, an $8.5M gain from the branch sale, a $2M increase in capital from the branch sale, and a $16M increase in capital from the mortgage deal
- Stressed levels reflect losses in year 1 of the adverse scenario
- Well-capitalized in adverse and severely adverse scenarios

Source: Company documents. Capital ratios presented are from the Bank. 2020 Pro forma includes the effect of consensus earnings estimates, the branch sale, and the mortgage deal.

MVB

Mortgage: The Ultimate Down-Rate Hedge

- MVB Mortgage is focused in some of the best markets in the country for stability through recessions and continued home purchases based on the population.
- One of MVB Mortgage's core competencies is the ability to cut expenses rapidly in a declining environment, which will be amplified with merger with ICM.
- Mortgage volumes in the first quarter of 2020 are tracking to record levels.
- Despite challenges related to COVID-19, we anticipate that we will be able to close 2/3 of the current mortgage pipeline.

Mortgage Fee Income



$37,149
$4,886
$32,337
$3,802
$41,045
$6,109
2017
2018
2019
MVBF
Regional Peers

"Mortgage is a strong offset in a challenging environment."
- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Hovde: The "New" Operating Environment:

"We highlight MVBF as we believe it is well-positioned from an earnings defensibility perspective in the near-term given >40% of its revenue has come from mortgage banking of late. In addition, MVBF is on track to see a meaningful boost to TBV (>$2 p/s) in the coming quarters at a time when TBV growth for many could be subdued."

- Will Curtiss, Hovde Group, March 18, 2020

Source: SEC filings and S&P Global Market Intelligence. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Hovde Group Industry Note dated March 18, 2020. Piper Sandler Company Note dated March 24, 2020.

Positive Attributes to Consider

Deposit Growth with NIB Focus

NIB CAGR of 37% in Five Years

Net Interest Margin



4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.07%
3.94%
3.85%
3.86%
3.87%
3.80%
106 bps
33 bps
3.41%
3.47%
3.27%
3.22%
3.07%
3.01%
2014
2015
2016
2017
2018
2019
MVBF
Regional Peers

Average Deposit Balances



$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Average Balance in thousands
$1,227,269
22%
$1,013,318
$922,492
$879,196
$729,707
$621,232
NIB/Total Deposits
9%
25%
20%
15%
10%
5%
0%
NIB as a % of Total Deposits
2014
2015
2016
2017
2018
2019
Interest-bearing deposits
Noninterest-bearing deposits

"...we have long held the company's fintech initiatives in high esteem, we note several factors that position MVB as a relative winner in this tumultuous period."
- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents, SEC filings, and SNL Financial. Regional peers defined as public institutions headquartered in West Virginia, Maryland, Virginia, and the Washington D.C. MSA with assets between $1.0 billion and $3.0 billion. Peer data reflects the most recent data publicly available. Average balances. Excludes deposits of branches held for sale. Piper Sandler Company Note dated March 24, 2020.

MVB

Announced Transactions

Mortgage Deal

- Agreement to combine with Intercoastal Mortgage Company
- MVB will recognize ownership in the new company as a fair value equity investment and will no longer consolidate Mortgage's financial results
- Allows MVB to benefit from mortgage profits, while simplifying financials to core business
- Benefits of this transaction include economies of scale, organic cost saves from the merger, and revenue opportunities from scale
- Even with the risks associated with COVID-19, we predict that we will close 2/3 of our current pipeline
- Total combined closed loan volume in 2019 volume was $3.1B
- As a result of this transaction, we expect to reduce our efficiency ratio by approximately 10% and we expect to reduce our assets due to LHFS by $74M
- Continued revenue cross-sale opportunities
- **As a result of this transaction, total Tier 1 capital will increase approximately $16M, which will increase the leverage ratio by approximately 80 basis points, will increase the other risk-based capital ratios by approximately 220 basis points, and will increase tangible book value by approximately $1.40 per share.**
- Transaction is expected to close in the second quarter of 2020



MVB

Branch Sale

- Sale of 4 branches in the Eastern panhandle of WV for 8% premium
- Focuses our strategy on key growth markets
- Reallocates resources to Fintech division
- Deposits of these branches totaled $188.3M and Assets of these branches totaled $46.6M as of 12/31/19
- **As a result of this transaction, MVB expects to recognize a net gain of approximately $8.5M, an increase in the leverage ratio of approximately 40 basis points, an increase in the other risk-based capital ratios of approximately 50 basis points, and an increase in tangible book value by approximately $1.00 per share.**
- Transaction is expected to close early in the second quarter of 2020

Source: Company documents.

Summary Impact to TBV & TCE/TA Per Share

As of Friday, March 20th, 2020, MVBF stock was trading at $11.55, which is 76% of TBV as of 12/31/2019 and 60% of TBV as of 12/31/2020 pro forma estimates.



$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
11.60%
10.60%
9.60%
8.60%
7.60%
6.60%
5.60%
4.60%
TBV CAGR: 9%
TCE / TA CAGR: 10%
5.79%
7.86%
8.13%
8.66%
9.45%
11.16%
$9.81
$11.01
$11.80
$12.92
$15.20
$19.12
2015
2016
2017
2018
2019
2020 Pro Forma
Tangible Book Value
Tangible Common Equity / Tangible Assets

"While MVB's current capital positioning is solid..., we note this is further enhanced by two recent transaction announcements, both of which are expected to close in 2Q...."

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents. 2020 Proforma includes the effect of consensus earnings estimates, the branch sale, and the mortgage deal. Piper Sandler Company Note dated March 24, 2020.

Insider Stock Purchases

We Believe in MVB!

Between March 5th and March 20th, 2020, during the Open Window:

	Number of Shares
Larry Mazza, President & CEO	30,135
4 Directors	23,073
17 employees requested permission to purchase MVB stock	

"While we had previously thought highly of the company's insider ownership (the company's latest DEF 14A filed in April 2019 indicated management and the BOD beneficially owned 18.1% of shares with Mr. Mazza accounting for 5.3%), we applaud management's endorsement"

- Nicholas Cucharale, Piper Sandler & Co., March 24, 2020

Source: Company documents. Piper Sandler Company Note dated March 24, 2020.

Contact Us

MVB Financial Corp.
301 Virginia Avenue
Fairmont, WV 26554
(304) 363-4800

Investor Relations
Lisa McCormick
MVB Financial Corp.
(304) 367-8697


MVB Bank